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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): August 6, 2002






                          Commission File Number 1-5097



                             JOHNSON CONTROLS, INC.
             (Exact name of registrant as specified in its charter)




        Wisconsin                                      39-0380010
(State of Incorporation)                (I.R.S. Employer Identification No.)



5757 N. Green Bay Avenue
P.O. Box 591
Milwaukee, Wisconsin                                     53201
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (414) 524-1200



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ITEM 5   OTHER EVENTS

On August 6, 2002, Johnson Controls, Inc. and VARTA AG announced an agreement whereby Johnson Controls expects to acquire Varta's Automotive Battery Division, a major European automotive battery manufacturer, for Euro 312.5 million. The transaction is contingent upon receiving customary regulatory approvals and is targeted to close near the end of the calendar year.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

99   Press release issued by the registrant on August 6, 2002.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JOHNSON CONTROLS, INC.


                                     BY:   /s/ Stephen A. Roell
                                           --------------------
                                           Stephen A. Roell
                                           Senior Vice President and
                                           Chief Financial Officer

Date: August 7, 2002






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